UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 23, 2011
Willis Group Holdings Public Limited Company
(Exact name of registrant as specified in its charter)

Ireland (State or other jurisdiction of incorporation)	001-16503 (Commission File Number)	98-0352587 (IRS Employer Identification No.)
c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (44) (20) 3124 6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On November 23, 2011, Willis Group Holdings Public Limited Company posted its Fact Book for the quarter ended September 30, 2011 to its website, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

99.1	Willis Group Holdings Fact Book for the Quarter Ended September 30, 2011

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2011	WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY
	By:	/s/ Adam G. Ciongoli
Adam G. Ciongoli
Group General Counsel

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Willis Group Holdings Fact Book for the Quarter Ended September 30, 2011